TEMPLETON INSTITUTIONAL FUNDS, INC.


                                      TIFI

                                  Growth Series
                                  ANNUAL REPORT



                                DECEMBER 31, 1998

[TEMPLETON LOGO]

PAGE















Mutual funds, annuities, and other investment products:

   - are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

   - are not deposits or obligations of, or guaranteed or endorsed by, any bank;

   -  are subject to investment risks, including the possible loss of principal.

PAGE

                               December 31, 1998



[Dear Logo] Shareholder:

                 Global stock market volatility in recent months has challenged the resolve of many investors. With continued turmoil in Asia spreading to Russia and Latin America, many investors sought refuge in the developed markets, and in particular large, liquid growth stocks. For value investors like Templeton, 1998 was a difficult year. We positioned the portfolio for the longer term with the opportunities created, but found our short-term performance negatively impacted by the changes. When confronted with such circumstances, we believe it is important to remind ourselves we have a distinct style, one which will not always be in favor. At the same time, we wish to reassure you that we have maintained the same discipline and followed the same patient stock-picking methodologies in this period that we have relied on in the past.

                          TOTAL RETURNS AS OF 12/31/98
                                                                                              CUMULATIVE
                               ONE-YEAR            THREE-YEAR            FIVE-YEAR              SINCE
                                AVERAGE             AVERAGE               AVERAGE           INCEPTION(1),(3)
                              ANNUAL(1),(2)       ANNUAL(1),(2)         ANNUAL(1),(2)          (05/03/93)
TIFI Growth Series                 2.98%               12.32%               10.46%               97.37%
MSCI AC World
  Free Index(4)                   21.97%               16.66%               14.78%              118.58%
MSCI World Index(4)               24.80%               18.24%               16.20%              129.19%

(1)The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 0.90% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers or reimbursements for the Fund for the fiscal year ended December 31, 1998.

(2)Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3)Cumulative total return represents the change in value of an investment over the indicated periods.

(4)The index is unmanaged, does not contain cash, and does not include management or operating expenses. The index includes reinvested dividends. One cannot invest directly in an index.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 6 of this report.

                                                                    continued...

[PHOTO GARY MOTYL  APPEARS HERE]

GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.

MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.



PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES letter continued

                       GEOGRAPHIC DISTRIBUTION ON 12/31/98
               (Equity Assets as a Percentage of Total Net Assets)

                                  [PIE CHART]


Europe                      52.0%
Asia                        14.7%
Latin America/Caribbean      9.0%
Australia/New Zealand        6.8%
North America                8.5%


                        FUND ASSET ALLOCATION ON 12/31/98

                                  [PIE CHART]


Equity*                       91.0%
Short-Term Investments &
  Other Net Assets             9.0%



              *Equity includes convertible and preferred securities



                 For the quarter and one year periods ended December 31, 1998, Templeton Institutional Funds, Inc. Growth Series (the "Fund") reported cumulative total returns of 18.07% and 2.98%, respectively, compared to the unmanaged Morgan Stanley Capital International ("MSCI") World Index, which reported cumulative total returns of 21.23% and 24.80% for these periods. The MSCI All Country World Free Index reported cumulative total returns of 21.13% and 21.97% for the quarter and one year periods ended December 31, 1998. Please remember that the Fund's performance differs from that of an index because, among other things, an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index.

                 The Fund's performance, and indeed that of many other value investors, substantially lagged the benchmark indices in 1998. "Value" investing is currently out of favor. In some ways this period may resemble that of the late 1980s, when limited exposure to Japan caused value funds to underperform benchmark indices and their peers. Like the Japanese market of the late 1980s, securities markets in the U.S. and other developed countries in 1998 reached all time highs and stock valuations that were not necessarily representative of their long-term potential. As such, there were limited value investment opportunities, and our low weighting in these highly valued markets caused our funds to underperform. A good example is seen in the performance of our holdings in the United Kingdom over the last quarter. During the year, industrial stocks in the United Kingdom substantially underperformed the market. The market is focused on the near term outlook for these companies, and included in their pricing poor short-term earnings prospects. The valuations of these companies are now at levels not seen in decades, presenting in our opinion good long-term opportunities for the patient value manager. Not surprisingly, we have been adding these stocks to the Fund's portfolio and they have provided volatile short-term results, but we believe these stocks have the potential to provide attractive returns as market expectations adjust over time.

                 Performance shortfalls may be explained in part by the early timing of our purchases and our stock selection. As is customary at our organization, we bought securities as they declined in price and offered what we believed to be good long-term potential. By the same token, our lower performance can be explained by what we did not buy. Internet stocks, for example, soared to move some indices ahead, yet they are not value stocks. By not participating in Internet or other growth stocks, the performance of our portfolio came up short.

                 Looking back on the world markets, 1998 was another turbulent year in Asia. Progress is being made in the search for new capital, restructuring, and the opening of economies. In our view, the region appears to have passed the 'point of maximum pessimism.' Templeton's analysts are trained to search for bargains that often present

2

PAGE

themselves where gloom appears to be deep-seated. Many bargains have been found throughout the region in companies where we believe the problems are temporary and are not a reflection of their future value. Hong Kong in particular is an area where we have found good value as it is trading at roughly 18 times earnings, an extremely low figure when compared to Japan. Japan remains a highly valued market, trading at 185 times earnings. In the fourth quarter, the MSCI Japan Index was up 26.9%, and as such, finding bargains there has been difficult. Our analysts have made a great effort to identify long-term values in Japanese stocks throughout the year, and have laid the groundwork for adding Japanese stocks to the Fund's portfolio in the future as we see bargains arise. Generally speaking, throughout Asia our purchases of stocks have been limited to companies that, in our opinion, are cheap, large, well diversified, have solid balance sheets, and have strong earnings potential.

                 Throughout 1998, stocks in Latin America declined significantly. The devaluation of the real has improved Brazil's export potential and has made stocks there cheaper. Given this climate, we have been able to identify many opportunities throughout Latin America, and are proceeding with a cautious accumulation of stocks in Brazil, Argentina, and Chile. Our analysts are carefully researching new opportunities in Latin America under these conditions and we believe we are well positioned to find companies that are trading at a fraction of what we consider to be their future earnings potential.

                 In Europe, markets recovered from the sharp decline in late August and early September, and with the help of low interest rates, the markets there remained buoyant throughout the last quarter of 1998. On a country to country basis, it has become more difficult to find value in Europe. One of the opportunities, however, has been the stock market in the United Kingdom, which has recently been trading at 18 times earnings as compared with the World Index at 26 times earnings. Another area where we are searching for value is in Scandinavia, which is relatively inexpensive with multiples of 15 to 20 times earnings, depending on the country.

                 Sharp declines in the U.S. market brought new opportunities to the surface, however the sharp recovery and re-emergence of record highs have once again made the U.S. securities market an expensive market. Until we believe the U.S. market can offer more than speculative fever and merger-related hype, we will continue to focus on bargains in other areas. At Templeton, we stand by the principles of discipline, value, and patience. It is important to know that we are not willing to buy the "flavor of the year" in order to conform to the general trend but rather we look where others are not. As was the case in 1998 with our underexposure to the U.S. market, this may adversely impact performance from time to time.

                 In a volatile year like 1998, at times bargain stocks were in abundance, and we were able to take advantage of some of these opportunities around the globe. We reduced our holdings in expensive stocks, such as certain banks and telecommunications, and purchased


                      INDUSTRY DIVERSIFICATION ON 12/31/98
                          (Percent of Total Net Assets)

   Finance                            23.1%
   Services                           21.7%
   Energy                             15.3%
   Capital Equipment                  10.0%
   Materials                           8.8%
   Consumer Goods                      8.2%
   Multi-Industry                      3.9%


                        10 LARGEST POSITIONS ON 12/31/98
                          (Percent of Total Net Assets)

   Merita AS                           2.8%
   ING Groep NV                        2.7%
   Telefonos de Mexico SA
   (Telmex), L, ADR                    2.7%
   Repsol SA                           2.6%
   Nokia Corp., A                      2.6%
   AXA-UAP                             2.5%
   Korea Electric Power Corp.          2.3%
   Societe Elf Aquitaine SA, br.       2.2%
   Banco Itau SA, pfd.                 2.1%
   Astra AB, A                         2.1%

                                                                              3

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES letter continued



Total Return Index Comparison
$5,000,000 Investment:  05/03/93-12/31/98

[LINE GRAPH]

                  TIFI               MSCI World           MSCI All Country             CPI
               Growth Series                                 World Free
5/3/93         $5,000,000.00         $5,000,000.00         $5,000,000.00          $5,000,000.00
5/31/93        $5,100,000.00         $5,116,064.50         $5,106,091.14          $5,006,322.58
6/30/93        $5,040,000.00         $5,074,112.77         $5,072,960.82          $5,013,331.43
7/31/93        $5,115,000.00         $5,179,654.32         $5,178,161.75          $5,013,331.43
8/31/93        $5,445,000.00         $5,417,918.42         $5,423,704.59          $5,027,368.76
9/30/93        $5,455,000.00         $5,318,770.51         $5,332,760.61          $5,037,926.23
10/31/93       $5,725,000.00         $5,466,100.45         $5,490,687.80          $5,058,581.73
11/30/93       $5,595,000.00         $5,157,812.39         $5,205,263.08          $5,062,122.74
12/31/93       $6,002,076.00         $5,411,060.97         $5,486,794.06          $5,062,122.74
1/31/94        $6,393,737.00         $5,768,732.10         $5,850,664.90          $5,075,790.47
2/28/94        $6,175,017.00         $5,694,892.33         $5,766,095.42          $5,093,048.16
3/31/94        $5,898,010.00         $5,450,581.45         $5,507,017.76          $5,110,364.52
4/30/94        $5,995,711.00         $5,620,094.54         $5,656,780.29          $5,117,519.03
5/31/94        $6,057,416.00         $5,635,268.79         $5,690,131.02          $5,121,101.30
6/30/94        $5,882,584.00         $5,620,617.09         $5,662,495.93          $5,138,513.04
7/31/94        $6,124,263.00         $5,728,532.94         $5,787,826.62          $5,152,387.03
8/31/94        $6,386,512.00         $5,902,107.49         $5,993,989.70          $5,172,996.57
9/30/94        $6,201,395.00         $5,748,062.48         $5,853,240.03          $5,186,963.66
10/31/94       $6,257,959.00         $5,912,457.07         $6,003,253.66          $5,190,594.54
11/30/94       $5,949,431.00         $5,657,038.92         $5,742,542.97          $5,197,342.31
12/31/94       $5,922,780.00         $5,713,043.61         $5,762,578.31          $5,197,342.31
1/31/95        $5,814,503.00         $5,628,490.56         $5,645,318.36          $5,218,131.68
2/28/95        $5,957,971.00         $5,711,792.22         $5,705,612.73          $5,239,004.21
3/31/95        $6,050,638.00         $5,988,242.97         $5,966,951.12          $5,256,292.92
4/30/95        $6,301,385.00         $6,197,831.47         $6,183,980.05          $5,273,638.69
5/31/95        $6,503,073.00         $6,251,752.61         $6,252,250.82          $5,284,185.97
6/30/95        $6,579,387.00         $6,251,127.43         $6,253,632.76          $5,294,754.34
7/31/95        $6,884,645.00         $6,564,934.03         $6,556,203.89          $5,294,754.34
8/31/95        $6,748,369.00         $6,419,848.99         $6,412,659.21          $5,308,520.70
9/30/95        $6,868,292.00         $6,607,950.56         $6,589,083.14          $5,319,137.74
10/31/95       $6,661,153.00         $6,504,866.53         $6,478,951.42          $5,336,690.89
11/30/95       $6,764,722.00         $6,731,886.37         $6,682,759.35          $5,332,955.21
12/31/95       $6,964,376.00         $6,929,803.83         $6,883,992.20          $5,329,222.14
1/31/96        $7,187,517.00         $7,056,619.24         $7,037,020.81          $5,360,664.55
2/29/96        $7,242,851.00         $7,101,075.95         $7,066,320.08          $5,377,818.68
3/31/96        $7,373,459.00         $7,220,374.02         $7,175,100.99          $5,405,783.34
4/30/96        $7,622,803.00         $7,391,496.89         $7,350,300.60          $5,426,865.89
5/31/96        $7,694,045.00         $7,398,888.38         $7,357,899.86          $5,437,176.94
6/30/96        $7,688,108.00         $7,437,362.60         $7,398,253.30          $5,440,439.24
7/31/96        $7,409,080.00         $7,175,567.44         $7,121,935.34          $5,450,776.08
8/31/96        $7,646,550.00         $7,259,521.58         $7,209,770.45          $5,461,132.55
9/30/96        $7,800,906.00         $7,544,820.78         $7,476,008.03          $5,478,608.18
10/31/96       $7,937,452.00         $7,599,143.48         $7,505,904.36          $5,496,139.72
11/30/96       $8,358,962.00         $8,026,215.35         $7,907,176.40          $5,506,582.39
12/31/96       $8,536,004.00         $7,899,401.15         $7,792,648.29          $5,506,582.39
1/31/97        $8,746,062.00         $7,995,773.84         $7,923,380.25          $5,524,203.45
2/28/97        $8,847,496.00         $8,089,324.39         $8,031,407.85          $5,541,328.48
3/31/97        $8,853,903.00         $7,930,773.64         $7,870,748.37          $5,555,181.80
4/30/97        $8,821,870.00         $8,191,696.09         $8,123,545.00          $5,561,848.02
5/31/97        $9,238,298.00         $8,698,762.08         $8,608,255.74          $5,558,510.91
6/30/97        $9,705,979.00         $9,133,700.18         $9,048,750.86          $5,565,181.13
7/31/97       $10,116,001.00         $9,555,677.13         $9,457,904.90          $5,571,859.34
8/31/97        $9,558,628.00         $8,918,313.46         $8,794,321.17          $5,582,445.88
9/30/97       $10,314,605.00         $9,404,361.55         $9,263,330.22          $5,596,401.99
10/31/97       $9,552,221.00         $8,910,632.57         $8,711,761.81          $5,610,393.00
11/30/97       $9,494,562.00         $9,070,132.89         $8,845,037.31          $5,607,026.76
12/31/97       $9,583,405.00         $9,181,695.52         $8,961,166.82          $5,600,298.33
1/31/98        $9,513,042.00         $9,438,783.00         $9,158,443.05          $5,610,938.89
2/28/98       $10,061,871.00        $10,078,732.49         $9,784,971.06          $5,621,599.68
3/31/98       $10,686,558.00        $10,506,070.74        $10,202,479.04          $5,632,280.72
4/30/98       $10,826,801.00        $10,610,080.84        $10,298,101.67          $5,642,418.82
5/31/98       $10,448,144.00        $10,478,515.84        $10,102,710.44          $5,652,575.18
6/30/98       $10,223,754.00        $10,728,952.37        $10,284,724.00          $5,659,358.27
7/31/98       $10,265,827.00        $10,712,858.94        $10,288,084.02          $5,666,149.50
8/31/98        $8,442,661.00         $9,285,906.13         $8,846,701.84          $5,672,948.88
9/30/98        $8,358,515.00         $9,452,123.85         $9,022,686.36          $5,679,756.42
10/31/98       $9,129,854.00        $10,308,486.27         $9,846,710.10          $5,693,387.83
11/30/98       $9,760,950.00        $10,922,872.05        $10,444,504.67          $5,693,387.83
12/31/98       $9,868,500.00        $11,458,092.78        $10,929,560.42          $5,689,971.80



Periods ended December 31, 1998
                                                SINCE
                                               INCEPTION
                         ONE-YEAR  FIVE-YEAR   (05/03/93)
 Average Annual
Total Return(1),(2)        2.98%    10.46%      12.76%
 Cumulative Total
Return(1),(3)              2.98%    64.42%      97.37%

(1) The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 0.90% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers or reimbursements for the Fund for the fiscal year ended December 31, 1998.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(5) Source: U.S. Bureau of Labor Statistics (1/13/99).

    All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


companies we consider world class that met our valuation criteria without paying lofty premiums. Examples of purchases would include utility and telecommunication firms in Latin America.

                 This discussion reflects our views, opinions, and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

                 There are, of course, special risks involved in global investing related to market, currency, economic, social, political and other factors. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 1049% in the last 15 years, but has suffered five declines of more than 50% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus.

                 We believe that going forward, we are well positioned for the long term, regardless of what short-term market movements lie ahead. We also believe that no one style, whether value or growth, can outperform the market all the time. We will therefore continue to follow our value style and disciplined approach that has worked for us throughout the years, and that we believe will achieve the Fund's goal of long-term growth of capital. Thank you for allowing us to serve your investment management needs.

Best regards,

/s/ Donald F. Reed

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



/s/ Gary P. Motyl

Gary P. Motyl, CFA
Executive Vice President
Templeton Investment Counsel, Inc.


(1) Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1998. Market returns are measured in Hong Kong dollars.

For the most current portfolio information, please call 1-800-362-6243.

4

PAGE




TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Highlights

                                                                                YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
                                                                 1998        1997        1996        1995        1994
                                                                 ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $13.62      $13.41      $11.86      $10.94      $11.80
                                                                -------------------------------------------------------
Income from investment operations:
 Net investment income......................................        .19         .73         .30         .27         .20
 Net realized and unrealized gains (losses).................        .46         .89        2.32        1.62        (.36)
                                                                -------------------------------------------------------
Total from investment operations............................        .65        1.62        2.62        1.89        (.16)
                                                                -------------------------------------------------------
Less distributions from:
 Net investment income......................................       (.19)       (.87)       (.29)       (.27)       (.20)
 Net realized gains.........................................      (7.47)       (.54)       (.74)       (.70)       (.50)
 In excess of net realized gains............................         --          --        (.04)         --          --
                                                                -------------------------------------------------------
Total distributions.........................................      (7.66)      (1.41)      (1.07)       (.97)       (.70)
                                                                -------------------------------------------------------
Net asset value, end of year................................      $6.61      $13.62      $13.41      $11.86      $10.94
                                                                -------------------------------------------------------
                                                                -------------------------------------------------------
Total Return................................................      2.98%      12.27%      22.57%      17.59%     (1.32)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $55,779    $120,370    $268,158    $226,963    $194,059
Ratios to average net assets:
 Expenses...................................................       .89%        .86%        .87%        .88%        .95%
 Net investment income......................................      2.27%       2.15%       2.34%       2.28%       1.69%
Portfolio turnover rate.....................................     13.00%      16.73%      15.61%      30.20%      17.23%

                       See Notes to Financial Statements.
                                                                               5

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 85.6%
AUTOMOBILES 3.5%
*Circuit City Stores Inc., Carmax Group.....................    United States          69,000    $   375,188
Fiat SpA....................................................        Italy             128,500        446,220
Volvo AB, B.................................................        Sweden             49,000      1,124,380
                                                                                                 -----------
                                                                                                   1,945,788
                                                                                                 -----------
BANKING 11.3%
*Banca Nazionale del Lavoro SpA.............................        Italy              65,200        194,895
Banque Nationale de Paris, ADR, 144A........................        France             10,000        823,816
Deutsche Bank AG, br........................................       Germany             15,200        896,888
Development Bank of Singapore Ltd., fgn.....................      Singapore           125,000      1,128,788
HSBC Holdings Plc. .........................................      Hong Kong            31,069        773,993
*Komercni Banka AS, GDR, 144A...............................    Czech Republic         27,000        112,050
Merita AS...................................................       Finland            242,000      1,538,953
PT Bank Pan Indonesia TBK...................................      Indonesia         2,952,600        148,558
*Thai Farmers Bank Public Co. Ltd., fgn.....................       Thailand           400,000        704,555
                                                                                                 -----------
                                                                                                   6,322,496
                                                                                                 -----------
BUILDING MATERIALS & COMPONENTS 1.2%
Pioneer International Ltd. .................................      Australia           320,000        677,139
                                                                                                 -----------
BUSINESS & PUBLIC SERVICES 1.2%
Esselte AB, A...............................................        Sweden             42,000        673,592
                                                                                                 -----------
CHEMICALS 4.0%
Akzo Nobel NV...............................................     Netherlands           20,000        911,174
Beijing Yanhua Petrochemical Company Ltd., ADR..............        China              34,000        136,000
Imperial Chemical Industries Plc............................    United Kingdom         52,000        449,014
Rhone-Poulenc SA, A.........................................        France             13,963        718,872
                                                                                                 -----------
                                                                                                   2,215,060
                                                                                                 -----------
CONSTRUCTION & HOUSING .2%
*Fairview Holdings Plc......................................    United Kingdom         64,884         94,997
                                                                                                 -----------
DATA PROCESSING & REPRODUCTION 1.0%
*3Com Corp..................................................    United States          12,500        560,156
                                                                                                 -----------
ELECTRICAL & ELECTRONICS 4.3%
ABB AB, A...................................................        Sweden             70,250        749,664
Alcatel SA..................................................        France              5,416        663,160
General Electric Co. Plc. ..................................    United Kingdom        112,084      1,006,994
                                                                                                 -----------
                                                                                                   2,419,818
                                                                                                 -----------
ELECTRONIC COMPONENTS & INSTRUMENTS .4%
BICC Plc. ..................................................    United Kingdom        193,861        227,389
                                                                                                 -----------
ENERGY SOURCES 5.5%
Repsol SA...................................................        Spain              27,600      1,474,509
Saga Petroleum AS, A........................................        Norway             44,000        401,365
Societe Elf Aquitaine SA, br................................        France             10,628      1,229,044
                                                                                                 -----------
                                                                                                   3,104,918
                                                                                                 -----------
FINANCIAL SERVICES 6.5%
AXA-UAP.....................................................        France              9,600      1,392,002
Housing Development Finance Corp. Ltd. .....................        India               5,895        302,197
Industrial Credit & Inv. Corp. of India (ICICI) Ltd., GDR,
  144A......................................................        India              60,100        399,665
ING Groep NV................................................     Netherlands           25,055      1,528,639
                                                                                                 -----------
                                                                                                   3,622,503
                                                                                                 -----------

 6

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS 2.6%
Albert Fisher Group Plc. ...................................    United Kingdom        914,593    $    83,691
Archer-Daniels Midland Co. .................................    United States          32,025        550,430
Hillsdown Holdings Plc. ....................................    United Kingdom        129,769        164,088
IBP Inc. ...................................................    United States          17,800        518,425
*Terranova Foods Plc........................................    United Kingdom         64,884        119,826
                                                                                                 -----------
                                                                                                   1,436,460
                                                                                                 -----------
FOREST PRODUCTS & PAPER 1.9%
Carter Holt Harvey Ltd. ....................................     New Zealand          166,000        149,072
Fletcher Challenge Ltd. Forestry Division...................     New Zealand          625,000        207,999
Metsa Serla OY, B...........................................       Finland             45,000        359,933
Stora Kopparbergs Bergslags AB, B...........................        Sweden             31,000        344,198
                                                                                                 -----------
                                                                                                   1,061,202
                                                                                                 -----------
HEALTH & PERSONAL CARE 2.1%
Astra AB, A.................................................        Sweden             57,600      1,176,047
                                                                                                 -----------
INDUSTRIAL COMPONENTS 2.2%
BTR Plc. ...................................................    United Kingdom        221,000        452,259
Exide Corp .................................................    United States          46,600        757,250
                                                                                                 -----------
                                                                                                   1,209,509
                                                                                                 -----------
INSURANCE 1.8%
Presidential Life Corp......................................    United States          32,400        643,950
Zurich Allied AG............................................     Switzerland              520        385,031
                                                                                                 -----------
                                                                                                   1,028,981
                                                                                                 -----------
MACHINERY & ENGINEERING 1.9%
New Holland NV..............................................     Netherlands           48,000        657,000
VA Technologie AG...........................................       Austria              4,600        398,826
                                                                                                 -----------
                                                                                                   1,055,826
                                                                                                 -----------
MERCHANDISING 1.9%
Safeway Plc. ...............................................    United Kingdom         66,000        329,149
Storehouse..................................................    United Kingdom        312,100        711,383
                                                                                                 -----------
                                                                                                   1,040,532
                                                                                                 -----------
METALS & MINING 1.7%
WMC Ltd. ...................................................      Australia           308,560        931,136
                                                                                                 -----------
MULTI-INDUSTRY 3.9%
Brierley Investments Ltd....................................     New Zealand          765,889        173,970
Foster Wheeler Corp. .......................................    United States           9,200        121,325
Hicom Holdings Bhd. ........................................       Malaysia           440,000        146,043
Hutchison Whampoa Ltd. .....................................      Hong Kong           123,000        869,244
Jardine Matheson Holdings Ltd. .............................      Hong Kong            97,531        251,630
Swire Pacific Ltd., A ......................................      Hong Kong           132,000        591,229
                                                                                                 -----------
                                                                                                   2,153,441
                                                                                                 -----------
REAL ESTATE 1.3%
*Catellus Development Corp .................................    United States          50,000        715,625
                                                                                                 -----------
TELECOMMUNICATIONS 14.8%
*Cable & Wireless Optus Ltd. ...............................      Australia           156,452        329,142
Compania de Telecomunicaciones de Chile SA, ADR ............        Chile              50,900      1,052,994
*Digital Telecommunications Philippines Inc. ...............     Philippines        5,015,000        122,474
Nokia Corp., A..............................................       Finland             11,700      1,432,622
Northern Telecom, Ltd. .....................................        Canada             10,080        505,260
Philippine Long Distance Telephone Co., ADR ................     Philippines           23,211        602,035
PT Indosat TBK, ADR ........................................      Indonesia               500          6,094
Rostelecom, ADR ............................................        Russia             21,500         90,031
Telecom Italia SpA, di Risp.................................        Italy             167,400      1,052,048
Telefonica del Peru SA, B ..................................         Peru             115,000        144,661
Telefonica SA ..............................................        Spain              19,000        846,107

                                                                               7

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
*Telefonica SA, rts. .......................................        Spain              19,000    $    16,944
Telefonos de Mexico SA (Telmex), L, ADR ....................        Mexico             30,900      1,504,444
Videsh Sanchar Nigam Ltd., GDR, 144A .......................        India              42,700        523,075
                                                                                                 -----------
                                                                                                   8,227,931
                                                                                                 -----------
TRANSPORTATION .6%
Mayne Nickless Ltd., A......................................      Australia            97,783        362,850
                                                                                                 -----------
UTILITIES ELECTRICAL & GAS 9.8%
Centrais Eletricas Brasileiras SA (Electrobras).............        Brazil         14,000,000        241,010
*Centrais Geradoras Do Sul Do Brasil SA.....................        Brazil          7,000,000          9,154
*Centrica Plc. .............................................    United Kingdom        244,000        490,192
*CEZ AS.....................................................    Czech Republic         17,315        382,670
Endesa SA, br. .............................................        Spain              33,600        891,602
*Evn AG.....................................................       Austria              6,200        878,277
Guangdong Electric Power Development Co Ltd., B, 144A.......        China             728,000        198,274
Iberdrola SA, br. ..........................................        Spain              57,600      1,079,272
Korea Electric Power Corp...................................     South Korea           51,220      1,269,319
                                                                                                 -----------
                                                                                                   5,439,770
                                                                                                 -----------
TOTAL COMMON STOCKS (COST $42,792,688)......................                                      47,703,166
                                                                                                 -----------
PREFERRED STOCKS 5.4%
Banco Itau SA, pfd. ........................................        Brazil          2,450,000      1,196,338
*Embratel Participacoes SA, ADR, pfd. ......................        Brazil             11,700        163,069
News Corp. Ltd., pfd. ......................................      Australia           158,353        964,460
*Tele Celular Sul Participacoes SA, ADR, pfd................        Brazil              1,170         20,402
*Tele Centro Oeste Celular Participacoes SA, ADR, pfd.......        Brazil              3,900         11,456
*Tele Centro Sul Participacoes SA, ADR, pfd. ...............        Brazil              2,340         97,841
*Tele Leste Celular Participacoes SA, ADR, pfd. ............        Brazil                234          6,640
*Tele Nordeste Celular Participacoes SA, ADR, pfd. .........        Brazil                585         10,823
*Tele Norte Celular Participacoes SA, ADR, pfd. ............        Brazil                234          5,280
*Tele Norte Leste Participacoes SA, ADR, pfd. ..............        Brazil             11,700        145,519
*Tele Sudeste Celular Participacoes SA, ADR, pfd............        Brazil              2,340         48,409
*Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....        Brazil             11,700          1,280
*Telemig Celular Participacoes SA, ADR, pfd.................        Brazil                585         12,431
*Telesp Celular Participacoes SA, ADR, pfd..................        Brazil              4,680         81,900
*Telesp Participacoes SA, ADR, pfd..........................        Brazil             11,700        258,863
                                                                                                 -----------
TOTAL PREFERRED STOCKS (COST $2,774,821)....................                                       3,024,711
                                                                                                 -----------

                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                   ---------
SHORT TERM INVESTMENTS (COST $4,808,513) 8.6%
U.S. Treasury Bills, 4.34% to 4.46%, with maturities to
  5/20/99...................................................    United States     $ 4,860,000      4,812,095
                                                                                                 -----------
TOTAL INVESTMENTS (COST $50,376,022) 99.6%..................                                      55,539,972
OTHER ASSETS, LESS LIABILITIES .4%..........................                                         239,461
                                                                                                 -----------
TOTAL NET ASSETS 100.0%.....................................                                     $55,779,433
                                                                                                 -----------
                                                                                                 -----------

*Non-income producing.
**Securities traded in U.S. dollars.
                       See Notes to Financial Statements.
 8

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $50,376,022).....  $55,539,972
 Cash.......................................................       50,046
 Receivables:
  Investment securities sold................................      209,843
  Capital shares sold.......................................       11,256
  Dividends.................................................      197,160
                                                              -----------
     Total assets...........................................   56,008,277
                                                              -----------
Liabilities:
 Payables:
  Investment securities purchased...........................       85,719
  Capital shares redeemed...................................       42,226
  Custodian fees............................................       38,892
  To affiliates.............................................       35,190
 Accrued expenses...........................................       26,817
                                                              -----------
     Total liabilities......................................      228,844
                                                              -----------
Net assets, at value........................................  $55,779,433
                                                              -----------
                                                              -----------
Net assets consist of:
 Undistributed net investment income........................  $    34,134
 Net unrealized appreciation................................    5,163,950
 Distributions in excess of net realized gain...............     (455,797)
 Capital shares.............................................   51,037,146
                                                              -----------
Net assets, at value........................................  $55,779,433
                                                              -----------
                                                              -----------
Net asset value per share ($55,779,433 / 8,444,751 shares
  outstanding)..............................................        $6.61
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $168,619)
 Dividends..................................................    $1,686,929
 Interest...................................................       273,883
                                                                ----------
      Total investment income...............................                     $ 1,960,812
Expenses:
 Management fees (Note 3)...................................       434,268
 Administrative fees (Note 3)...............................        52,170
 Transfer agent fees (Note 3)...............................           200
 Custodian fees.............................................        23,466
 Reports to shareholders....................................         2,000
 Registration and filing fees...............................        16,000
 Professional fees..........................................        18,500
 Directors' fees and expenses...............................         1,050
 Amortization of organization costs.........................           501
 Other......................................................         1,408
                                                                ----------
      Total expenses........................................                         549,563
                                                                                 -----------
            Net investment income...........................                       1,411,249
                                                                                 -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     1,813,092
  Foreign currency transactions.............................       (30,148)
                                                                ----------
      Net realized gain.....................................                       1,782,944
      Net unrealized depreciation...........................                      (1,330,371)
                                                                                 -----------
Net realized and unrealized gain............................                         452,573
                                                                                 -----------
Net increase in net assets resulting from operations........                     $ 1,863,822
                                                                                 -----------
                                                                                 -----------

                       See Notes to Financial Statements.
 10

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                    1998               1997
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  1,411,249       $   5,989,235
  Net realized gain from investments and foreign currency
    transactions............................................       1,782,944          75,507,706
  Net unrealized depreciation on investments................      (1,330,371)        (49,401,146)
                                                                --------------------------------
    Net increase in net assets resulting from operations....       1,863,822          32,095,795
 Distributions to shareholders from:
  Net investment income.....................................      (1,406,840)         (7,267,170)
  Net realized gains........................................     (37,469,952)         (5,222,663)
  In excess of net realized gains...........................        (455,797)                 --
 Capital share transactions (Note 2)........................     (27,121,467)       (167,394,086)
                                                                --------------------------------
    Net decrease in net assets..............................     (64,590,234)       (147,788,124)
Net assets:
 Beginning of year..........................................     120,369,667         268,157,791
                                                                --------------------------------
 End of year................................................    $ 55,779,433       $ 120,369,667
                                                                --------------------------------
                                                                --------------------------------
Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of year................................................    $     34,134       $     (16,933)
                                                                --------------------------------
                                                                --------------------------------

                       See Notes to Financial Statements.
                                                                              11

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Growth Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation including developing nations. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 12

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (continued)

2. CAPITAL STOCK

At December 31, 1998, there were 940 million shares authorized ($0.01 par value), of which 120 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                         1998                               1997
                                                              --------------------------        -----------------------------
                                                                SHARES         AMOUNT              SHARES          AMOUNT
                                                                ---------------------------------------------------------
Shares sold.................................................   1,936,045    $ 15,134,178           2,784,905    $  40,329,111
Shares issued on reinvestment of distributions..............   5,406,284      38,984,371             914,805       12,348,992
Shares redeemed.............................................  (7,737,881)    (81,240,016)        (14,852,462)    (220,072,189)
                                                              ---------------------------------------------------------------
Net decrease................................................    (395,552)   $(27,121,467)        (11,152,752)   $(167,394,086)
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
 --------     ------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 0.90% of average daily net assets through April 30, 1999. For the year ended December 31, 1998, no fee waiver or reimbursement was necessary under the agreement.

Legal fees of $4,104 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $50,671,008 was as follows:

Unrealized appreciation.....................................  $ 15,901,825
Unrealized depreciation.....................................   (11,032,861)
                                                              ------------
Net unrealized appreciation.................................  $  4,868,964
                                                              ============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses on the sale of securities and foreign currencies subsequent to October 31.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $7,438,285 and $21,368,317, respectively.

                                                                              13

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Growth Series

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Growth Series of Templeton Institutional Funds, Inc. as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Series of Templeton Institutional Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

 14

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Growth Series Fund hereby designates $1,746,586 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Growth Series Fund hereby designates 3.03% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

At December 31, 1998, more than 50% of the Templeton Growth Series Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As in prior years, the Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1999, shareholders will receive Form 1099-DIV, which will include their share of taxes withheld and foreign source income distributed during the calendar year 1998.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to shareholders in December 1998.

                                                                  FOREIGN TAXES        FOREIGN SOURCE
                          COUNTRY                               WITHHELD PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------------
Australia...................................................         $ 0.0021             $0.0085
Austria.....................................................           0.0005              0.0027
Brazil......................................................           0.0022              0.0110
Canada......................................................           0.0001              0.0005
Chile.......................................................           0.0003              0.0006
China.......................................................           0.0000              0.0007
Czech Republic..............................................          -0.0004              0.0000
Finland.....................................................           0.0014              0.0069
France......................................................           0.0018              0.0211
Germany.....................................................           0.0002              0.0015
Hong Kong...................................................           0.0000              0.0189
India.......................................................           0.0000              0.0043
Indonesia...................................................           0.0001              0.0006
Italy.......................................................           0.0005              0.0028
Malaysia....................................................           0.0001              0.0004
Mexico......................................................           0.0000              0.0074
Netherlands.................................................           0.0016              0.0080
New Zealand.................................................           0.0006              0.0028
Norway......................................................           0.0004              0.0020
Peru........................................................           0.0000              0.0006
Philippines.................................................           0.0000              0.0003
Russia......................................................           0.0000              0.0001
Singapore...................................................           0.0008              0.0022
South Korea.................................................           0.0003              0.0013
Spain.......................................................           0.0011              0.0105
Sweden......................................................           0.0021              0.0107
Switzerland.................................................           0.0003              0.0014
United Kingdom..............................................           0.0059              0.0444
                                                                --------------------------------------
TOTAL.......................................................         $ 0.0220             $0.1722
                                                                --------------------------------------
                                                                --------------------------------------

                                                                              15

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PAGE

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Funds.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          Institutional Services: 1-800-321-8563
                                                Fund Information: 1-800-362-6243



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ZT455 A 12/98